West Pharmaceutical Services, Inc. September 2019 Investor Presentation

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo® are registered trademarks of Daikyo Seiko, Ltd. 2 WST IR Presentation – September 2019

Who We Are – A 95-Year History in Healthcare OUR MISSION West contains and delivers injectable therapies that improve patient lives. OUR VISION To be the world leader in the integrated containment and delivery of injectable medicines. 3 WST IR Presentation – September 2019

World Leader in the Integrated Containment and Delivery of Injectable Medicines 41 Billion Annually 112 Million Per Day 5 Million Per Hour 76 Thousand Per Minute 4 WST IR Presentation – September 2019

A Growing Business Well-positioned for Success 8% 24% 24% >2,000 Customers 34% Net Sales* Largest Customer: Net Sales* 41% Net Sales* 3% By Product By Market ~7% of Total Sales 44% 48% By Geography Category Group 21% 32% 21% >7,700 Employees Americas High-Value Components Pharma Europe, Middle East, Africa Standard Packaging Generics PRODUCTS PRODUCTS PROPRIETARY PROPRIETARY Asia Pacific Delivery Devices PROPRIETARY Biologics Contract-Manufactured Products Contract-Manufactured Products 50 Locations 27 Manufacturing Sites * Based on 2018 consolidated net sales 5 WST IR Presentation – September 2019

Long-term Growth Strategy Three Core Values 1 3 Market-Led Operational PASSION FOR and Exceptional Effectiveness CUSTOMERS Customer Experience LEADERSHIP IN 2 4 QUALITY Product Shareholder and Service Value Differentiation Creation ONE WEST TEAM 6 WST IR Presentation – September 2019

Our Values: Passion for Customers Our customers’ success is our success. We innovate to continuously improve our product and service offerings to meet future customer and patient needs. 7 WST IR Presentation – September 2019

Addressing Unique Customer Needs Total Cost of Ownership CONTRACT MANUFACTURING PHARMA Life Cycle Management Packaging Solutions for Sensitive Molecules BIOLOGICS Quality & Self-Injection Technologies Design Manufacturing Speed to Market Scalability GENERICS Efficient Manufacturing 8 WST IR Presentation – September 2019

AddressingWest solutions: Customer Needs with High-Value ProductsIntegrated & containment Services & delivery SELF QUALITY INJECTION BY DESIGN CONTAINMENT CAMERA INSPECTED COATED ADMINISTERED STERILIZED MULTI-COMPONENT ASSEMBLY WASHED ANALYTICAL SERVICES INJECTION MOLDING STANDARD Increasing levels of integration 9 WST IR Presentation – September 2019

Integrated Solutions Combine West Offerings in Convenient Packages Customer Challenges Combination Complex Drug Navigating the Resource Products Development Requirements Constraints Primary Analytical Regulatory & West Packaging Services & Quality & Delivery Technical Support Integrated Systems Support Device System Fit & Device Solutions Engineering Fill/Finish Manufacturing Development Support 10 WST IR Presentation – September 2019

Digital Transformation Offers Knowledge and Online Ordering Opportunities ▪ The West Knowledge Center provides scientific insight and detailed technical information ▪ The West E-Commerce capability offers customers a one-stop solution ▪ WestPharma.com ranks as the highest visited website among key industry players 11 WST IR Presentation – September 2019

Our Values: Leadership in Quality 12 WST IR Presentation – September 2019

Operations Footprint Supports Global Customer Base >95 Years >112 Million 27 >3.2 Million < 0.07 OF PROVIDING COMPONENTS MANUFACTURING SQUARE FEET PARTS PER MILLION INNOVATIVE MANUFACTURED FACILITIES AROUND MANUFACTURING OF OUT-OF-SPEC SOLUTIONS DAILY THE WORLD SPACE PARTS 13 WST IR Presentation – September 2019

“One West” Global Operations Management System Driving Improved Operational Performance One Global Approach Manufacturing Record-Setting Across All Sites Strategy Results in 2018 Procurement Supply Chain Safety Quality Process Excellence Advanced Manufacturing Engineering Service Cost 14 WST IR Presentation – September 2019

Our Values: One West Team We strive to unleash the talent of each team member at West. Our diverse team of employees spans the globe, but we are united by our integrity and mutual respect for one another, the safety of our work environments, and the communities in which we operate. 15 WST IR Presentation – September 2019

Creating a Sustainable Business ▪ Corporate Responsibility Report issued in June 2019 ▪ Six Pillars: • Compliance & Ethics • Philanthropy • Health & Safety • Diversity & Talent • Environmental Sustainability • Quality 16 WST IR Presentation – September 2019

Sustained, Consistent Growth 250% Constant Adjusted Diluted EPS NYSE: WST Currency CAGR 12.1%* CAGR 6.7% S&P 500 $2.81 200% Reported $1.72 Billion S&P MidCap CAGR 4.8% 400 Index 150% $1.78 100% 50% $1.42 Billion 0% 2013 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Net Sales Adjusted-Diluted EPS* Comparison of Cumulative (Non-U.S. GAAP) Five-Year Total Return (Dec. 31, 2013-Dec. 31, 2018) Sources: IR Insight, Company estimates Please refer to our February 14, 2019 and January 9, 2019 current reports on Form 8-K for the reconciliation of Non-U.S. GAAP financial measures. 17 WST IR Presentation – September 2019

Second-Quarter 2019 Earnings Highlights Reported on July 25, 2019 • Net sales of $469.7 million grew 4.9%, organic sales growth was 8.1% • Reported-diluted EPS of $0.88 increased 17% • Adjusted-diluted EPS of $0.89 increased 27% (1) • Company raised full-year 2019 net sales guidance to a new range of between $1.810 billion and $1.825 billion, compared to the prior guidance range of between $1.795 billion and $1.820 billion • Company raised full-year 2019 adjusted-diluted EPS guidance to a new range of between $3.00 and $3.10, compared to the prior guidance range of between $2.80 and $2.90 (1) • Company’s Board of Directors approved the 27th consecutive annual increase in the Company’s quarterly dividend to $0.16 per share, a 6.7% increase over the previous four quarters (1) Please refer to “Notes to Non-U.S. GAAP Financial Measures” on slides 21-25, and “Non-U.S. GAAP Financial Measures” in the Q2 2019 press release, for additional information regarding adjusted-diluted EPS. 18 WST IR Presentation – September 2019

Becoming a World Leader in the Integrated Containment & Delivery of Injectable Medicines ▪ Market-led Strategy ▪ Proprietary Products & Contract Manufacturing Customers Patients ▪ Product & Service VALUE Innovations ▪ Operational Effectiveness Employees Shareholders ▪ Strong Management Team 19 WST IR Presentation – September 2019

Notes to Non-U.S. GAAP Financial Measures For additional details, please see Q2 2019 press release & Safe Harbor Statement ▪ For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. ▪ Organic net sales exclude the impact from acquisitions and/or divestitures and translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. ▪ We may also refer to financial results excluding the effects of unallocated items. ▪ The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. ▪ The non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. ▪ A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. 21 WST IR Presentation – September 2019

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 21-25), “Cautionary Statement” (Slide 2) and the Q2 2019 press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Operating Income tax Net Diluted Three months ended June 30, 2019 profit expense income EPS Reported (U.S. GAAP) $80.5 $15.5 $66.1 $0.88 Restructuring and related charges 1.4 0.3 1.1 0.01 Adjusted (Non-U.S. GAAP) $81.9 $15.8 $67.2 $0.89 Operating Income tax Net Diluted Six months ended June 30, 2019 profit expense income EPS Reported (U.S. GAAP) $151.2 $31.6 $121.5 $1.61 Restructuring and related charges 2.0 0.5 1.5 0.02 Adjusted (Non-U.S. GAAP) $153.2 $32.1 $123.0 $1.63 22 WST IR Presentation – September 2019

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 21-25), “Cautionary Statement” (Slide 2) and the Q2 2019 press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Operating Income tax Net Diluted Three months ended June 30, 2018 profit expense income EPS Reported (U.S. GAAP) $60.3 $6.0 $56.1 $0.75 Restructuring and related charges 2.2 0.6 1.6 0.01 Tax law changes - 4.8 (4.8) (0.06) Adjusted (Non-U.S. GAAP) $62.5 $11.4 $52.9 $0.70 Operating Income tax Net Diluted Six months ended June 30, 2018 profit expense income EPS Reported (U.S. GAAP) $113.7 $18.5 $99.7 $1.33 Restructuring and related charges 5.5 1.2 4.3 0.05 Tax law changes - 4.5 (4.5) (0.06) Adjusted (Non-U.S. GAAP) $119.2 $24.2 $99.5 $1.32 23 WST IR Presentation – September 2019

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 21-25), “Cautionary Statement” (Slide 2) and the Q2 2019 press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Three months ended June 30, 2019 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $360.3 $109.4 $ - $469.7 Effect of acquisitions and/or divestitures (1.0) - - (1.0) Effect of changes in currency translation rates 12.7 2.4 - 15.1 Organic net sales (Non-U.S. GAAP) (1) $372.0 $111.8 $ - $483.8 Six months ended June 30, 2019 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $700.7 $212.5 $ - $913.2 Effect of acquisitions and/or divestitures (1.0) - - (1.0) Effect of changes in currency translation rates 29.0 5.7 - 34.7 Organic net sales (Non-U.S. GAAP) (1) $728.7 $218.2 $ - $946.9 (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. 24 WST IR Presentation – September 2019

Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures” (Slides 21-25), “Cautionary Statement” (Slide 2) and the Q2 2019 press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2018 Actual 2019 Guidance % Change Reported-diluted EPS (U.S. GAAP) $2.74 $2.93 to $3.03 6.9% to 10.6% Restructuring and related charges 0.08 0.07 Argentina devaluation 0.02 - Tax law changes (0.03) - Adjusted-diluted EPS (Non-U.S. GAAP)(1) $2.81 $3.00 to $3.10 6.8% to 10.3% (1) See “Full-Year 2019 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in the Q2 2019 press release for additional information regarding adjusted-diluted EPS. In 2018, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.19. We have opted not to forecast 2019 tax benefits from stock based-compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the second-quarter 2019 and first-half 2019, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.05 and $0.07, respectively. Any future tax benefits associated with stock-based compensation that we receive in 2019 would provide a positive adjustment to our full-year EPS guidance. 25 WST IR Presentation – September 2019